TCW GALILEO FUNDS, INC.

This prospectus tells you about the Advisor Class shares of seven of the separate investment funds offered by TCW Galileo Funds, Inc. (collectively, the “Funds”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Aggressive Growth Equities Fund
TCW Galileo Large Cap Value Fund
TCW Galileo Opportunity Fund
TCW Galileo Select International Equities Fund
TCW Galileo Small Cap Growth Fund
TCW Galileo Small Cap Value Fund
TCW Galileo Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

September 10, 2002

LOGO

1

2

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc	Investment Objectives	Principal Investment Strategies
TCW Galileo Aggressive Growth Equities Fund	Long-term capital appreciation	Invests in equity securities issued by companies that appear to offer superior growth prospects.

TCW Galileo Large Cap Value Fund	Long-term capital appreciation	Invests in equity securities of large capitalization value companies.

TCW Galileo Opportunity Fund	Capital appreciation	Invests in equity securities of small capitalization companies.

TCW Galileo Select International Equities Fund	Long-term capital appreciation	Invests in securities of non-U.S. companies in both developed and emerging market countries around the world.

TCW Galileo Small Cap Growth Fund	Long-term capital appreciation	Invests in equity securities issued by small cap growth companies.

TCW Galileo Small Cap Value Fund	Long-term capital appreciation	Invests in equity securities issued by small cap value companies.

TCW Galileo Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities issued by midcap value companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

3

Principal Risks

The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PRICE VOLATILITY

There is the possibility that the value of a Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests a portion of its assets in foreign company securities may be subject to foreign investing risk. The Select International Equities Fund is subject to foreign investing risk because it invests principally in markets outside the U.S. If a Fund invests in “emerging markets,” the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

Each Fund may also be subject (in varying degrees) to the following risks:

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests in securities of medium and small sized companies or foreign or emerging markets securities, which have all experienced periods of illiquidity.

4

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as payment of principal and/or interest on an instrument, or goes bankrupt.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 27.

Each of the Funds (except the Opportunity Fund) is non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each Fund’s exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5

Performance Summary

The tables below show each Fund’s annual and after-tax returns and its performance with respect to its Class I shares. The barchart shows you how each Fund’s performance has varied from year to year and, except for the Opportunity and Small Cap Value Funds, includes the performance of the predecessor limited partnership of each Fund. The predecessor limited partnerships were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The second table compares the before and after-tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the 1940 Act. Both tables assume reinvestment of dividends and distributions.

The performance of the partnerships was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The limited partnerships were not registered under the 1940 Act and therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected.

The performance information for the Opportunity Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the tables was calculated using the fees and expenses of the Class I shares of the Predecessor Fund.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Year by year total return (%)
as of December 31 each year

TCW Galileo Aggressive Growth Equities Fund

60.66%	12.38%	12.65%	63.30%	127.59%	-33.30%	-34.69%
1995	1996	1997	1998	1999	2000	2001	*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 22.19%

TCW Galileo Large Cap Value Fund

18.99%	12.82%	11.59%	-10.99%
1998	1999	2000	2001	*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 9.75%

6

TCW Galileo Opportunity Fund

15.99%	25.51%	11.74%	-25.11%	29.49%	39.47%	7.79%
1995	1996	1997	1998	1999	2000	2001	*

*	The Fund’s total return for December 2001 was 9.27%

TCW Galileo Select International Equities Fund

3.70%	4.90%	5.15%	-0.80%	20.85%	46.39%	-17.04%	-27.91%
1994	1995	1996	1997	1998	1999	2000	2001	*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 4.93%

TCW Galileo Small Cap Growth Fund

2.74%	13.06%	-4.38%	64.29%	17.63%	14.37%	20.26%	126.05%	-38.31%	-31.20%
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 23.95%

TCW Galileo Small Cap Value Fund

20.15%

2001*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 18.83%

TCW Galileo Value Opportunities Fund

17.10%	0.30%	25.06%	38.26%	33.65%
1997	1998	1999	2000	2001	*

*	The Fund’s total return for the period October 31, 2001 to December 31, 2001 was 19.39%

7

Best and worst quarterly performance during this period

Performance
• Aggressive Growth Equities Fund
Quarter ended December 31, 1999	65.37%(Best)
Quarter ended September 30, 2001	-39.89%(Worst)

• Large Cap Value Fund
Quarter ended December 31, 1998	20.90%(Best)
Quarter ended September 30, 2001	-17.19%(Worst)

• Opportunity Fund
Quarter ended June 30, 1999	21.00%(Best)
Quarter ended September 30, 1998	-21.57%(Worst)

• Select International Equities Fund
Quarter ended December 31, 1999	29.72%(Best)
Quarter ended September 30, 2001	-21.58%(Worst)

• Small Cap Growth Fund
Quarter ended December 31, 1999	80.24%(Best)
Quarter ended September 30, 2001	-45.09%(Worst)

• Small Cap Value Fund
Quarter ended December 31, 2001	32.18%(Best)
Quarter ended September 30, 2001	-21.53%(Worst)

• Value Opportunities Fund
Quarter ended December 31, 1998	30.09%(Best)
Quarter ended September 30, 1998	-21.03%(Worst)

8

Average Annual Total Return as of December 31

	1 year	5 year	Since Inception/Registration
Aggressive Growth Equities Fund
Return Before Taxes from Registration Date (6/3/96)	-34.69%	12.77%	8.97%
Return After Taxes on Distributions from Registration Date	-34.69%	11.53%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	-21.12%	10.99%	7.68%

S&P 400 Mid-Cap Index from Registration Date	-0.61%	16.11%	15.83%

Return Before Taxes Including Limited Partnership Performance	-34.69%	12.77%	18.48%

Large Cap Value Fund
Return Before Taxes from Registration Date (6/3/98)	-10.99%	N/A	5.95%
Return After Taxes on Distributions from Registration Date	-11.22%	N/A	5.64%
Return After Taxes on Distributions and Sale of of Fund Shares from Registration Date	-6.69%	N/A	4.67%

S & P/Barra Value Index from Registration Date	-11.72%	N/A	2.32%

Return Before Taxes Including Limited Partnership Performance	-10.99%	N/A	7.54%

Opportunity Fund
Return Before Taxes	7.79%	10.25%	12.40%
Return After Taxes on Distributions	6.15%	8.36%	10.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.45%	7.56%	9.18%

Russell 2000 Index	2.49%	7.52%	10.47%

Select International Equities Fund
Return Before Taxes from Registration Date (11/1/97)	-27.91%	N/A	0.72%
Return After Taxes on Distributions from Registration Date	-27.91%	N/A	-0.63%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	-17.00%	N/A	0.21%

MSCI EAFE from Registration Date	-21.21%	N/A	0.88%

Return Before Taxes Including Limited Partnership Performance	-27.91%	0.97%	3.17%

Small Cap Growth Fund
Return Before Taxes from Registration Date (3/1/94)	-31.20%	5.70%	11.75%
Return After Taxes on Distributions from Registration Date	-31.20%	4.98%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	-19.00%	4.79%	9.94%

Russell 2000 Index from Registration Date	2.49%	7.52%	9.61%

Return Before Taxes Including Limited Partnership Performance	-31.20%	5.70%	10.98%

9

	1 year	5 year	Since Inception/Registration
Small Cap Value Fund
Return Before Taxes	20.15%	N/A	20.54%
Return After Taxes on Distributions	20.04%	N/A	19.75%
Return After Taxes on Distributions and Sale of Fund Shares	12.26%	N/A	16.14%

Russell 2000 Value Index	14.02%	N/A	19.46%

Value Opportunities Fund
Return Before Taxes from Registration Date (11/3/97)	33.65%	N/A	22.42%
Return After Taxes on Distributions from Registration Date	33.11%	N/A	20.64%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	20.71%	N/A	17.93%

Russell MidCap Value Index from Registration Date	2.34%	N/A	7.92%

Return Before Taxes Including Limited Partnership Performance	33.65%	22.10%	23.25%

10

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Advisor Class shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees and an administrative services fee.

FEE TABLE
	Aggressive Growth Equities	Large Cap Value	Opportunity	Select International Equities	Small Cap Growth	Small Cap Value	Value Opportunities
Shareholder Transaction Fees
1) Redemption Fees	None	None	None	None	None	None	None
2) Exchange Fees	None	None	None	None	None	None	None
3) Contingent Deferred Sales Load	None	None	None	None	None	None	None
4) Sales Load on Reinvested Dividends	None	None	None	None	None	None	None
5) Sales Load on Purchases	None	None	None	None	None	None	None

Annual Fund Operating Expenses
Management Fees	1.00%	0.55%	0.90%	0.75%	1.00%	1.00%	0.80%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.43%	0.42%	0.62%	0.64%	0.39%	5.34%	0.47%
Total Annual Fund Operating Expenses	1.68%	1.25%	1.77%	1.64%	1.64%	6.59%*	1.52%

*
The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to the average of the total expense rates as reported by Lipper Inc. for the Fund’s investment objective which is subject to change on a monthly basis.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1	3	5	10
Aggressive Growth Equities	$171	$530	$913	$1,987
Large Cap Value	127	397	686	1,511
Opportunity	180	557	959	2,084
Select International Equities	167	517	892	1,944
Small Cap Growth	167	517	892	1,944
Small Cap Value	654	1,930	3,167	6,089
Value Opportunities	155	480	829	1,813

11

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 80% of the value of its net assets (including amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in equity securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will be primarily invested in issuers which are characterized as “growth” companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund’s investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.

The Adviser utilizes a “bottom-up” approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•	a demonstrated record of consistent earnings growth or the potential to grow earnings

•	an ability to earn an attractive return on equity

•	a price/earnings ratio which is less than the Adviser’s internally estimated three-year earnings growth rate

•	a large and growing market share

•	a strong balance sheet

•	significant ownership interest by management and a strong management team.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Christopher J. Ainley and Douglas S. Foreman are the Fund’s portfolio managers.

12

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “liquidity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

13

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets (including amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest mostly in “value companies.”

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

In managing the Fund’s investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

•	maintaining a disciplined approach to stock selection and portfolio construction

The Adviser will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund’s portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as increased gains, for investors.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

14

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is “price volatility.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

15

TCW Galileo Opportunity Fund

Invest Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

In managing the Fund’s investments, the Adviser tries to identify those companies that have fallen out of favor and whose stock is selling below what the Adviser believes is its real value. The Adviser looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Adviser analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Adviser often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Adviser’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may focus the Fund’s investments in a number of industries that the Adviser’s analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better invest opportunity.

The Fund seek to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Concepts to understand

Small-Sized Companies.    The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

William R. Church is the Fund’s portfolio manager.

16

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility”, “liquidity risk” and foreign investing risk”. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currency, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

17

TCW Galileo Select International Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Fund will invest primarily in companies that are outside the United States in both developed and emerging market countries. The Fund’s assets will be allocated among developed and emerging market countries in accordance with the Adviser’s judgement as to where the best investment opportunities exist. However, the Adviser will normally invest in at least three countries outside the United States.

Concepts to understand

Capital appreciation is an investment objective of having the goal of selecting securities with the potential to rise in price rather than payout income.

The Adviser seeks to identify successful businesses operating outside the United States, where success is defined as a substantial, above-market increase in profitability. This may be due to secular economic shifts, technological changes, niche products or superior business models. In addition, as the international corporate landscape comes to terms with globalization, the Adviser seeks to invest in companies that have managements which adopt American corporate values to release shareholder value. The Adviser’s goal is to create an investment portfolio with higher earnings growth potential than the market but which, on a weighted basis, sells at a small premium to the overall market valuation.

The Fund invests in a portfolio of generally no more than 40 issuers. In analyzing a particular company, the Adviser lookers for one or more of the following characteristics in relation the price of the company’s stock: prospects for above average earnings growth; return on invested capital; sound balance sheet and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management and general operating characteristics that will enable the company to compete successfully in the marketplace.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Saker A. Nusseibeh and Michael P. Reilly are the Fund’s portfolio managers.

18

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting the Fund are ‘‘foreign investing risk,’’ ‘‘liquidity risk’’ and ‘‘price volatility,’’ . Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

19

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor’s Small Cap 600 Index. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. As of July 31, 2002, the market capitalization of companies included in the Standard & Poor’s Small Cap 600 Index was between $70.9 million and $2.6 billion.

Concepts to understand

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund’s portfolio.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano are the Fund’s portfolio managers.

20

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are ‘‘price volatility’’ and ‘‘liquidity risk.’’ Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

21

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor’s Small Cap 600 Index. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. As of July 31, 2002, the market capitalization of companies included in the Standard & Poor’s Small Cap 600 Index was between $70.9 million and $2.6 billion. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.

Concepts to understand

Undervalued Assets:    When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential:    When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation:    When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser’s estimate of the company’s 24 month sustainable earnings.

Emerging Growth Company:    When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Adviser looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets or undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund’s portfolio managers.

22

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are ‘‘price volatility’’ and ‘‘liquidity risk.’’ Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

23

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the Russell MidCap Value Index. As of July 31, 2002, the market capitalization of companies included in the Russell MidCap Value Index was between $300 million and $10.7 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand

Undervalued Assets:    When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential:    When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation:    When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser’s estimate of the company’s 24 month sustainable earnings.

Emerging Growth company:    When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

Emerging Growth Company:    When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Adviser looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets

•	have undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

24

Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund’s portfolio managers.

25

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are ‘‘price volatility’’ and ‘‘liquidity risk.’’ Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

26

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Adviser may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund’s shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for investments in fixed income securities. High credit quality investments also react in value to interest rate changes.

27

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund’s shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds’ net asset values will

28

suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Investors should recognize that investing in securities of emerging market countries through investment in the Select International Equities Fund involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Risks Associated With Emerging Market Countries

Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Select International Equities Fund invests and adversely affect the value of the Fund’s assets.

29

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

30

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk”. These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the Adviser’s analysis than would be the case if the Fund was investment in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

The Funds are, except the Opportunity Fund, non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company. In this regard, the Funds are not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent a Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund’s investments will be limited so as to qualify for the special tax treatment afforded ‘‘regulated investment companies’’ under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status

Because a relatively higher percentage of the Funds’ assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

31

Management of the Funds

Investment Adviser

The Fund’s investment adviser is TCW Investment Management Company (the ‘‘Adviser’’) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of June 30, 2002, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $9 billion under management or committed to management.

Investment Sub-Adviser

Société Générale Asset Management International Limited (“SGAM-UK”) (regulated by the Financial Services Authority) Sub-Adviser to the Select International Equities Fund, is headquarterd at 100 Ludgate Hill, London, England EC4M7NL.

Portfolio Manager

Listed below are the individuals who has been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager	Business Experience During Last Five Years*
Aggressive Growth Equities Fund
Christopher J. Ainley	Group Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

Douglas S. Foreman	Group Managing Director and Chief Investment Officer-U.S. Equities, the Adviser, TCW Asset Management Company and Trust Company of the West.
Large Cap Value Fund
Thomas K. McKissick	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

N. John Snider
Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West since April 2000. Previously, Mr. Snider was a Vice President and Portfolio Manager at Provident Investment counsel from October 1998 to April 2000. Prior to that, he was a portfolio manager at Arco Investment Management Company.

Opportunity Fund
William R. Church
Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West since January 2002. Previously, he was a Vice President and Senior Investment Officer of SG Cowen Asset Management, Inc. Prior to July 1998, Mr. Church was a Class I Limited Partner of Cowen Asset Management, Inc. and Managing Director of Cowen Incorporated.

Select International Equities Fund
Saker A. Nusseibeh
Prior to joining SGAM-UK in August 2002 as a Managing Director, Mr. Nusseibeh was a Managing Director and Executive Vice President, TCW London International, Limited and Managing Director, TCW Asset Management Company since July 1996. Previously Director of Mercury Asset Management (London).

Michael P. Reilly	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

32

Small Cap Growth Fund
Christopher J. Ainley	See above.

Nicholas J. Capuano	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

Douglas S. Foreman	See above.

Small Cap Value Fund
Nicholas F. Galluccio	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

Susan I. Schottenfeld	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.
Value Opportunities Fund
Nicholas F. Galluccio	See above.

Susan I. Schottenfeld	See above.

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the ‘‘Advisory Agreement’’), under the terms of which each Fund has employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Assets)
Aggressive Growth Equities	1.00%

Large Cap Value	0.55%

Opportunity	0.90%

Select International Equities	0.75%

Small Cap Growth	1.00%

Small Cap Value	1.00%

Value Opportunities	0.80%

The Adviser has retained, at its sole expense, SG UK to provide investment advisory services with respect to the Select International Equities Fund. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Fund.

The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by the Adviser or Sub-Adviser of their duties under the agreements.

33

Multiple Class Structure

The Funds currently offer three classes of shares: Institutional (or Class I) Shares, Investor (or Class N) shares and Advisor Class shares. Shares of each class of the Funds represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Investor (or Class N) and Advisor Class shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (‘‘Distribution Plan’’) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Funds compensate the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Investor (or Class N) shares and Advisor Class shares. Because these fees are paid out of the Funds’ Advisor Class assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor Class shares are also subject to an administrative services fee. TCW Brokerage Services (“Distributor”) the Funds’ distributor, receives an administrative services fee at an annual rate of up to .25% of the average daily net assets of each Fund for procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

34

Your Investment

Account Policies and Services

Investors in the Advisor Class may not purchase or sell (redeem) shares directly with the Funds. Shares may only be purchased or sold through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or sell shares. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Buying shares

Purchases of Advisor Class shares may be made only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents or affiliates receive the order.

You pay no sales charges to invest in the Funds. Your price for the Funds’ shares is each Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds’ transfer agent from retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the retirement plans, brokers, bank trust departments, financial advisers or financial intermediaries from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. Each Fund’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds’ Board.

Selling shares

You may sell Advisor Class shares only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Do not contact the Funds or their transfer agent. Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent. Any certificates representing a Fund’s shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Shares of the Funds may be sold on any business day. Sales are processed at the next NAV calculated after the order is accepted by the Funds’ transfer agent from financial intermediaries after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. Proceeds from the sale will normally be wired the business day following receipt of the sale order, but no event later than seven days after receipt of such order.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

35

Large Redemption Amounts

Each Fund also reserves the right to make a ‘‘redemption in kind’’—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets).

Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

•
refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, are likely to engage in excessive trading

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

36

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax adviser for further information.

37

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Aggressive Growth Equities Fund

	Year Ended October 31
	2001	2000	1999	1998	1997
Net asset value, beginning of period	$28.11	$22.29	$11.35	$9.40	$9.19

Investment (Loss) from Investment Operations:
Net Investment (Loss)	(0.13)	(0.25)	(0.14)	(0.11)	(0.08)
Net realized and Unrealized Gain (Loss) on Investments	(16.92)	8.80	12.68	2.06	0.29

Total from investment operations	(17.05)	8.55	12.54	1.95	0.21

Less Distributions:
Distributions from net realized gains	(0.92)	(2.73)	(1.60)	—	—

Net asset value, end of period	$10.14	$28.11	$22.29	$11.35	$9.40

Total return	(62.42)%	40.14%	121.34%	20.74%	2.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$91,698	$254,452	$168,193	$84,904	$135,850
Ratio of expenses to average net assets	1.18%	1.13%	1.14%	1.17%	1.12%
Ratio of net income (loss) to average net assets	(0.83)%	(0.82)%	(0.79)%	(1.03)%	(0.86%)
Portfolio turnover rate	25.47%	44.85%	64.12%	55.36%	50.45%

38

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Large Cap Value Fund

	Year Ended October 31			June 3, 1998 (Commencement of Operations) through October 31,
	2001	2000	1999	1998
Net asset value, beginning of period	$14.12	$11.82	$10.12	$10.00

Income (Loss) from Investment operations:
Net Investment income	0.08	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	(3.12)	2.31	1.66	0.08

Total from investment operations	(3.04)	2.41	1.75	0.12

Less Distributions:
Distributions from net investment income	(0.09)	(0.11)	(0.05)	—

Net asset value, end of period	$10.99	$14.12	$11.82	$10.12

Total return	(21.62)%	20.46%	17.30%	1.20	%(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,425	$134,388	$66,234	$7,505
Ratio of expenses to average net assets	0.72%	0.79%	0.85%	0.55	%(2,3)
Ratio of net income (loss) to average net assets	0.67%	0.75%	0.79%	1.04	%(2)
Portfolio turnover rate	82.83%	108.54%	142.36%	83.84	%(1)

(1)	For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year’s operating results.
(2)	Annualized.
(3)
The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.48% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

39

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the three years ended November 30, 2001 of the SG Cowen Series Funds, Inc. have been audited by KPMG LLP, the independent auditors to the Fund’s Predecessor Fund, whose report thereon appears in the annual report, which is available upon request. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Opportunity Fund

	Year Ended November 30
	2001	2000	1999	1998	1997
Net asset value, beginning of period	$16.13	$12.19	$10.24	$16.69	$16.77

Investment operations:
Investment loss—Net(1)	(0.06)	(0.03)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	2.49	3.97	1.99	(3.47)	2.01

Total from investment operations	2.43	3.94	1.95	(3.51)	1.98

Distributions from net realized gains on investments	(0.51)	—	—	(2.94)	(2.06)

Total Distributions	(0.51)	—	—	(2.94)	(2.06)

Net asset value, end of year	$18.05	$16.13	$12.19	$10.24	$16.69

Total return	15.38%	32.32%	19.04%	(24.71)%	13.82%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$10,055	$8.631	$9,339	$19,051	$52,944
Ratio of expenses to average net assets	1.27%	1.30%	1.27%	1.14%	1.02%
Ratio of net loss to average net assets	(0.35)%	(0.21)%	(0.35)%	(0.34)%	(0.19)%
Decrease reflected on above ratios due to expense reimbursements/waivers	—	—	—	0.01%	0.06%
Portfolio turnover rate	111%	164%	150%	124%	159%

(1)	Based upon average shares outstanding.
(2)	Exclusive sales charge.

40

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Select International Equities Fund

	Year Ended October 31				November 3, 1997 Commencement (Of Operations) through October 31, 1998
	2001		2000	1999
Net asset value, beginning of period	$14.25		$13.67	$10.75	$10.00

Income (Loss) from Investment operations:
Net Investment income	0.79		1.93	0.21	0.05
Net realized and unrealized gain (loss) on investments	(5.07)		(0.80)	2.73	0.70

Total from investment operations	(4.28)		1.13	2.94	0.75

Less Distributions:
Distributions from Net Investment Income	(1.65)		—	(0.02)	—
Distributions from Net Realized Gain	—		(0.55)	—	—

Total Distributions	(1.65)		(0.55)	(0.02)	—
Net asset value, end of period	$8.32		$14.25	$13.67	$10.75

Total return	(33.69)%		8.07%	27.39%	7.50	%(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,230		$46,909	$112,336	$74,853
Ratio of expenses to average net assets	0.90	%(3)	0.25%	0.18%	0.17	%(2)
Ratio of net income to average net assets	7.45%		12.28%	1.70%	0.50	%(2)
Portfolio turnover rate	193.27%		36.08%	27.78%	21.12	%(1)

(1)	For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year’s operating results.
(2)	Annualized.
(3)
The Adviser had voluntarily agreed to reduce its fee from the Fund, to the extend necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Inc. for the Fund’s investment objective, which is subject to change on a monthly basis through December 3, 2001. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 1.14% for the year ended October 31, 2001.

41

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Small Cap Growth Fund

	Year Ended October 31
	2001	2000	1999	1998	1997
Net asset value, beginning of year	$37.71	$30.81	$16.48	$18.74	$17.17

Income (Loss) from Investment operations:
Net Investment (loss)	(0.15)	(0.32)	(0.22)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investments	(21.54)	9.29	14.82	(0.90)	1.91

Total from investment operations	(21.69)	8.97	14.60	(1.08)	1.76

Less Distributions:
Distributions from net realized gains on investments	(0.74)	(2.07)	(0.27)	(1.18)	(0.19)
Net asset value, end of year	$15.28	$37.71	$30.81	$16.48	$18.74

Total return	(58.44)%	28.91%	89.63%	(5.98)%	10.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$143,672	$375,377	$240,792	$116,050	$144,756
Ratio of expenses to average net assets	1.14%	1.12%	1.14%	1.13%	1.14%
Ratio of net income (loss) to average net assets	(0.64)%	(0.74)%	(0.94)%	(0.95)%	(0.89)%
Portfolio turnover rate	29.24%	50.94%	74.52%	63.67%	60.52%

42

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Small Cap Value Fund

	Year Ended October 31 2001		June 14, 2000 (Commencement of Operations) through October 31, 2000
Net asset value, beginning of period	$10.97		$10.00

Income (Loss) from Investment operations:
Net Investment (loss)	(0.10)		—
Net realized and unrealized gain on investments	0.36		0.97

Total from investment operations	0.26		0.97

Less Distributions:
Distributions from net realized gains on investments	(0.24)		—

Total Distributions	(0.24)		—

Net asset value, end of period	10.99		10.97

Total return	2.43%		9.70	%(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,174		$1,078
Ratio expenses to average net assets	1.58	%(3)	1.55	%(2),(3)
Ratio of net income (loss) to average net assets	(0.85)%		-	%(2),(4)
Portfolio turnover rate	77.09%		32.81	%(1)

(1)	For the period June 14, 2000 (commencement of operations) through October 31, 2000 and not indicative of a full year’s operating results.
(2)	Annualized.
(3)
The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense rates as reported by Lipper Inc. for the Fund’s investment objective which is subject to change on a monthly basis through October 31, 2001. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 6.09% for the year ended October 31, 2001 and 7.52% for the period June 14, 2000 (commencement of operations) through October 31, 2000.

(4)	Ratio of net investment income to average net assets in less than 0.01%.

43

Financial Highlights

The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class, there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund’s latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund. Because the Advisor Class shares have higher fees than the Institutional Class shares, the financial data for the Advisor Class shares will differ from that shown below.

TCW Galileo Value Opportunities Fund

	Year Ended October 31			November 3, 1997 (Commencement of Operations) through October 31,
	2001	2000	1999	1998
Net asset value, beginning of period	$14.87	$11.23	$9.24	$10.00

Income (Loss) from Investment operations:
Net Investment income (loss)	(0.01)	0.05	(0.01)	—
Net realized and unrealized gain (loss) on investments	2.38	4.80	2.00	(0.75)

Total from investment operations	2.37	4.85	1.99	(0.75)

Less Distributions:
Distributions from net investment income	(0.01)	—	—	—
Distributions in excess of net investment income	(0.05)	—	—	(0.01)
Distributions from net realized gains on investments	(1.24)	(1.21)	—	—

Total Distributions	(1.30)	(1.21)	—	(0.01)

Net asset value, end of period	$15.94	$14.87	$11.23	$9.24

Total return (%)	17.56%	47.19%	21.54%	(7.49	)%(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$347,960	$58,644	$30,238	$28,634
Ratio of expenses to average net assets	1.02%	1.15%	1.18%	1.16	%(2)
Ratio of net income (loss) to average net assets	(0.04)%	0.41%	(0.10)%	0.05	%(2)
Portfolio turnover rate	75.80%	137.41%	140.07%	97.30	%(1)

(1)	For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year’s operating results.
(2)	Annualized.

44

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Contact your financial intermediary

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o PFPC, Inc.
P.O. Box 8909
Wilmington, DE 19899-8909

On the Internet:

TCW GALILEO FUNDS, INC.
www.tcw.com

You may visit the SEC’s web site at http://www.sec.gov to view text-only versions of the Funds filed with the SEC. You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Galileo Funds, Inc.

More information on the Fund is available free upon request, including the following:

Annual / Semi-Annual Report

Describes the Fund’s performance, lists portfolio holdings and contains a letter from the Fund’s portfolio manager discussing recent market conditions, economic trends and Fund strategies.

Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

SEC file number: 811-7170

45

TCW GALILEO FUNDS, INC.
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

(800) FUND TCW

STATEMENT OF ADDITIONAL INFORMATION

September 10, 2002

Equity Funds	Fixed Income Funds
Aggressive Growth Equities	Money Market
Convertible Securities	Core Fixed Income
Diversified Value	Flexible Income
Earnings Momentum	High Yield Bond
Focused Large Cap Value	Short Term Bond
Growth Insights	Total Return Bond
Health Sciences
Income + Growth	International Funds
Large Cap Growth
Large Cap Value	Asia Pacific Equities
Opportunity	Emerging Markets Equities
Select Equities	Emerging Markets Income
Small Cap Growth	European Equities
Small Cap Value	Japanese Equities
Technology	Select International Equities
Value Opportunities

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes each of the separate investment series (each, a “Fund”) of TCW Galileo Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Funds, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies and Investments Available to All Funds

Money Market Instruments.    All Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities.    Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.    Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit.    Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

Obligations of Savings Institutions.    Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

Fully Insured Certificates of Deposit.    Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.    The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, the security is determined by the Adviser to be of comparable quality.

Money Market Mutual Funds.    Shares of United States money market investment companies, subject to applicable legal restrictions and the Adviser’s determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

Other Short-Term Obligations.    Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody’s.

Repurchase Agreements.    Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Lending of Portfolio Securities.    Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business day’s notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would insure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments.    From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value. TCW Investment Management Company (the “Adviser”) does not believe that any Fund’s net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities.    The Funds may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies and Investments Available to All Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds)

Options.    The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Covered Call Writing.    The Funds (except the Aggressive Growth Equities and Money Market Funds) are permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium”; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing.    The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) are permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is “covered” if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund’s custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options.    The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Funds may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Futures Contracts.    The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase and sell interest rate, currency, and index futures contracts (“futures contracts”), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute “bona fide hedge” positions as defined by the rules and regulations of the Commodity Futures Trading Commission (“CFTC”), there is no overall limitation on the percentage of a Fund’s assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund’s portfolio securities. With respect to futures positions that are not “bona fide hedge” positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund’s liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called “variation margin”, with the Fund’s futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts.    The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Strategies and Investments Available to the Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund

Options on Foreign Currencies.    The Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Forward Currency Transactions.    The Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies and Investment, Available to the Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund

Convertible Securities.    The Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies and Investments Available to the Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds

Sovereign Debt Obligations of Emerging Market Countries.    The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds may invest in sovereign debt of emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are considerable significance. Investors should be aware that the sovereign debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling to such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies and Investments Available to the Core Fixed Income, Short Term Bond and Total Return Bond Funds

Guaranteed Mortgage Pass-Through Securities.    The Core Fixed Income, Short Term and Total Return Bond Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities.    CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche”, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities.    Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities.    Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls.    The Funds may enter into mortgage dollar with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities.    Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit cards receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Strategies and Investments Available to the Core Fixed Income, Money Market, Short Term Bond and Total Return Bond Funds

Reverse Repurchase Agreements.    Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Strategies and Investments Available to the Short Term Bond and Total Return Bond Funds

Inverse Floaters.    Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Strategies and Investments Available to the Equity Funds and International Funds

Warrants.    A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box.    The Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Investment in Small and Medium Capitalization Companies

Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that the Adviser considers appropriate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Fixed Income Securities

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’

perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Risks Associated With Lower Rated Securities

The Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. The Convertible Securities, Flexible Income and High Yield Bond Funds will invest in below investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” and have speculative characteristics. Both the Flexible Income and High Yield Bond Funds, will invest in high yield securities or “junk bonds.”

High yield securities or “junk bonds” can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest (“credit risk”) than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Rating Categories

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

The Equity Funds, International Funds, Core Fixed Income, Flexible Income Fund and High Yield Bond Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid”, the security will not be included within the category “illiquid securities.” However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are “bona fide hedges” as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is “covered” if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is “covered” if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund’s custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities.    Investments by the Core Fixed Income, Short Term Bond and Total Return Bond Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities.    Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”).    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities.    Part of the investment strategy of the Core Fixed Income, Short Term Bond and Total Return Bond Funds may involve the purchase of interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters.    The Short Term Bond and Total Return Bond Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages (“ARMs”).    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities.    Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of certain Funds (other than the Money Market Fund for which, due to the short-term nature of its investments, a portfolio turnover rate is not applicable) are generally not expected to exceed 100%. The following Funds had a portfolio turnover rate for their most recent fiscal year exceeding 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Convertible Securities Fund exceeded 100%. This was due to tax loss selling.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Earnings Momentum Fund was 103% due to the Fund having to raise cash to meet a large redemption.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Growth Insights Fund exceeded 100%. This was due to increased market volatility which created opportunities for the Fund to initiate new positions in companies.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Large Cap Growth Fund exceeded 100%. This was due to tax loss selling.

For the fiscal year ended November 30, 2001, the portfolio turnover rate for the Opportunity Fund exceeded 100%. This was due to sector reallocations.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Select International Equities Fund exceeded 100%. This was due to (i) the extraordinary events of the third quarter led to the sale of several holdings and (ii) the continued weakness of growth stocks throughout the year led us to continuously reduce our tracking error ratio.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades”. When executing block trades, securities are allocated using procedures that the Advisers consider fair and equitable.

When a small number of shares are allocated to the Adviser and its affiliates in a public offering, allocations may be done disproportionately, taking into consideration performance and resulting lot sizes. In some cases, various forms of pro rata allocations are used and, in other cases, random allocation processes are used. More particularized allocations may result from considerations such as lot size, cash availability, diversification or concentration requirements and investment objectives, restrictions and time horizons.

The following table sets forth the amounts of brokerage commission paid to broker-dealers by each Fund for the fiscal year ended October 31, 2001.

	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
Aggressive Growth Equities	221,829	385
Convertible Securities	325,338	9,962
Earnings Momentum	51,192	345
Focused Large Cap Value	1,549	317
Growth Insights	17,646	0
Health Sciences	2,097	0
Large Cap Growth	67,887	4,446
Large Cap Value	299,205	90,247
Select Equities	1,007,256	129,463
Small Cap Growth	507,841	36,027
Small Cap Value	36,807	10,893
Technology	4,078	7
Value Opportunities	1,213,591	59,055
Flexible Income	13,927	6
Asia Pacific Equities	48,177	0
Emerging Markets Equities	81,216	3,784
European Equities	200,778	420
Japanese Equities	104,380	0
Select International Equities	274,698	1,090

The aggregate brokerage commissions paid by the Funds on transactions for the fiscal years ended October 31, 2000 and October 31, 1999 were: $3,880,102 and $3,944,380 respectively.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 10 and 11 with respect to a Fund may be changed by vote of a majority of the Board of Directors at any time.

1.  No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the Core Fixed Income, Short Term Bond, Total Return Bond and Money Market Funds may each enter into reverse repurchase agreements; (c) the Core Fixed Income, Short Term Bond and Total Return Bond Funds may utilize mortgage-dollar rolls; and (d) each Fund, other than the Money Market Fund, may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of the Money Market Fund, 10%) of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5%(or, in the case of the Money Market Fund, 10%) of the value of a Fund’s total assets, the Fund will not purchase any securities.

2.  No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3.  No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4.  No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities, and, in the case of the Money Market Fund, to the purchase of obligations of domestic branches of United States banks. The Health Sciences and Technology Funds will invest more than 25% of the value of their assets in industries in the health sciences and technology sectors, respectively. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country; the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5.  No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and except that the Core Fixed Income, Short Term Bond and Total Return Bond Funds are not prohibited investing in real estate loans.

6.  No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7.  Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8.  No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9.  For each of the Diversified Value, Opportunity, and Income + Growth Funds, no Fund will, with respect to 75 percent of its assets, purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

10.  No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11.  No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the Funds’ affairs. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below. Each director oversees each Fund in TCW Galileo Funds, Inc., which, as of the date of this Statement of Additional Information, number 28.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director

Norman Barker, Jr. (80) 9601 Wilshire Blvd. Beverly Hills, CA. 90210 Director	Mr. Barker has served as a director since inception of TCW Galileo Funds, Inc. in September 1992.	Private Investor.	ICN Pharmaceuticals, Inc., TCW Convertible Securities Fund, Inc. (closed end fund).

Richard W. Call (77) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 555 South Flower Street Los Angeles, CA 90071 Director	Mr. Call has served as a director of TCW Galileo Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Convertible Securities Fund, Inc. (closed-end fund).

Matthew K. Fong (48) 333 South Hope Street Los Angeles, CA. 90071 Director	Mr. Fong has served as a director of TCW Galileo Funds, Inc. since April 1999.	Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.
ESS Technology, Inc., American National Title, TCW Convertible Securities Funds, Inc. (closed-end fund), Metropolitan West Capital Intrinsic Value Equity and International Value Equity Funds (mutual funds).

John A. Gavin (71) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 555 South Flower Street Los Angeles, CA 90071 Director	Mr. Gavin has served as a director of TCW Galileo Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Apex Mortgage Capital Inc. (real estate investment trust), TCW Convertible Securities Fund, Inc. (closed-end fund)Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (49) 300 South Grand Avenue Los Angeles, CA. 90071 Director	Mr. Haden has served as a director of TCW Galileo Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (venture capital firm).	Elkay Plastics Co., Inc., Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), TCW Convertible Securities Fund, Inc.(closed-end fund).

Interested Directors

Each of these directors are “interest persons” of TCW Galileo Funds, Inc. (“Corporation”) as defined in the 1940 Act because they are directors and officers of the Adviser, and shareholders and directors of The TCW Group, Inc. the parent company of the Adviser.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (58) 865 South Figueroa Street Los Angeles, CA. 90017 Chairman	Mr. Stern has served as a director since inception of TCW Galileo Funds, Inc. in September 1992.	President and Director, The TCW Group, Inc., Chairman, the Adviser, President and Vice Chairman, TCW Asset Management Company, Vice Chairman, Trust Company of the West.	Apex Mortgage Capital Inc. (real estate investment trust), Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr. (62) 865 South Figueroa Street Los Angeles, CA. 90017 Director	Mr. Larkin has served as a director since inception of TCW Galileo Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Adviser, TCW Asset Management Company and Trust Company of the West.	None.

Committees

Audit Committee.    The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee’s members consist of Messrs. Barker, Call, Fong, Gavin and Haden. During the fiscal year ended October 31, 2001, the Audit Committee held three meetings.

Derivatives Committee.    The Derivatives Committee approves parameters for and monitors the activities of the funds with respect to derivatives investments, if any, made by a Fund. The Derivative Committee’s members consist of Messrs. Barker, Call, Fong, Gavin and Haden. During the fiscal year ended October 31, 2001, the Derivatives Committee held no meetings. However, derivative investments, if any, are reviewed at each quarterly regular meeting of the Board of Directors.

Equity Ownership of Directors

Independent Directors

The following tables sets forth the equity ownership of the directors in each Fund as of December 31, 2001. The code for the dollar range of equity securities owned by the directors is: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Norman Barker, Jr.	Core Fixed Income (d)	(d)
Richard W. Call	Aggressive Growth Equities (c)	(d)
Matthew K. Fong	None	None
John A. Gavin	None	None
Patrick C. Haden	None	None

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Marc I. Stern	Core Fixed Income (d) Growth Insights (d) High Yield Bond (d) Money Market (d) Select Equities (d) Small Cap Growth (b)	(d)

Thomas E. Larkin, Jr.	Money Market (d)	(d)
Select Equities (d)
Value Opportunities (d)

Compensation of Independent Directors

The Corporation pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the director prorated among the Funds. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation for the fiscal year ended October 31, 2001.

Name of Independent Director	Aggregate Compensation From the Corporation
Norman Barker, Jr.	$38,500
Richard W. Call	$38,500
Matthew K. Fong	$38,500
John A. Gavin	$18,500
Patrick C. Haden	$18,500

The following table illustrates the total compensation paid to Corporation’s Independent Directors for the calendar year ended December 31, 2001 by the TCW Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker, Call, Fong, Gavin and Haden as well as from the Corporation. TCW Convertible Securities Funds, Inc. is included solely because the Corporation’s Adviser, TCW Investment Management Company also serves as its investment adviser.

Name of Independent Director	For Service as Director and Committee Member of the TCW Convertible Securities Funds, Inc.	Total Cash Compensation from TCW Galileo Funds, Inc. and TCW Convertible Securities Funds, Inc.
Norman Barker, Jr.	$12,250	$50,750
Richard W. Call	$12,250	$50,750
Matthew K. Fong	$ 5,250	$43,750
John A. Gavin	$ 5,250	$23,750
Patrick C. Haden	$ 5,250	$23,750

The officers of the Company who are not also directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(1)
Alvin R. Albe, Jr. (49)*	President	President and Director, the Adviser, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc.

Michael E. Cahill (51)*	Senior Vice President, General Counsel and Assistant Secretary	Managing Director, General Counsel and Secretary, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.

Charles W. Baldiswieler (44)*	Senior Vice President	Managing Director, the Adviser, Trust Company of the West and TCW Asset Management Company.

Dennis J. McCarthy (45)*	Senior Vice President	Senior Vice President, the Adviser, Trust Company of the West and TCW Asset Management Company since October, 1999. Previously, Vice President with Founders Asset Management.

Ronald R. Redell (31)*	Senior Vice President
Senior Vice President, the Adviser, Trust Company of the West and TCW Asset Management Company since August, 2000. Previously, National Sales Manager with RS Investment Management (formerly Robertson Stephens).

Philip K. Holl (52)*	Secretary	Senior Vice President and Associate General Counsel, the Adviser, Trust Company of the West and TCW Asset Management Company; Secretary to TCW Convertible Securities Fund, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(1)
David S. DeVito (39)	Treasurer	Managing Director and Chief Financial Officer, the Adviser, Trust Company of the West and TCW Asset Management Company; Treasurer to TCW Convertible Securities Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company and George N. Winn, Vice President of Trust Company of the West, TCW Asset Management Company and the Adviser is Assistant Treasurer of the Corporation.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

TCW Galileo Funds, Inc. (the “Corporation”) and the Adviser are parties to an Investment Management and Advisory Agreement (“Advisory Agreement”). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Société Générale Asset Management, S.A., is a wholly-owned subsidiary of Société Générale S.A., the sixth largest bank in the euro zone. Under the Advisory Agreement, the Corporation retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Corporation’s business affairs subject to control by the Board of Directors of the Corporation. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company’s investment objectives.

The Adviser has retained, at it sole expense, Société Generale Asset Management International Limited (regulated by the Financial Services Authority) to act as a sub-adviser to Emerging Markets Equities, European Equities, Japanese Equities and Select International Equities. SGY Asset Management (Singapore) Ltd. has been retained to act as a sub-adviser to Asia Pacific Equities. Both sub-advisers are subsidiaries of Société Generale S.A. and are affiliates of the Adviser. The Sub-Advisers provide the Funds with investment advice and portfolio management services subject to the overall supervision of the Adviser.

The Adviser furnishes to the Corporation office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Company if desired and reasonably required by the Corporation.

The fee allocable to each Fund is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The fee is payable monthly. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

Equity Funds

Aggressive Growth Equities	1.00%
Convertible Securities	0.75%
Diversified Value	0.75%
Earnings Momentum	1.00%
Focused Large Cap Value	0.65%
Growth Insights	0.90%
Health Sciences	0.90%
Income + Growth	0.75%
Large Cap Growth	0.55%
Large Cap Value	0.55%
Opportunity	0.90%
Select Equities	0.75%
Small Cap Growth	1.00%
Small Cap Value	1.00%
Technology	1.00%
Value Opportunities	0.80%

Fixed Income Funds

Money Market	0.25%
Core Fixed Income	0.40%
Flexible Income	0.75%
High Yield Bond	0.75%
Short Term Bond	0.50%*
Total Return Bond	0.50%

*	The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2002.

International Funds

Asia Pacific Equities	1.00%
Emerging Markets Equities	1.00%
Emerging Markets Income	0.75%

European Equities	0.75%
Japanese Equities	0.75%
Select International Equities	0.75%

The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses of a Fund to the extent necessary to limit the Fund’s ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund for the period or year ended:

Fund	2001	2000	1999
Aggressive Growth Equities	$1,739,000	$2,744,000	$1,384,000
Convertible Securities	466,000	463,000	330,000
Diversified Value	46,000	56,000	92,000
Earning Momentum	84,000	304,000	280,000
Focused Large Cap Value	4,000	—	—
Growth Insights	20,000	—	—
Health Sciences	3,000	—	—
Income + Growth	285,000	260,000	351,000
Large Cap Growth	97,000	166,000	97,000
Large Cap Value	788,000	487,000	330,000
Opportunity	325,000	307,000	353,000
Select Equities	6,469,000	3,770,000	1,824,000
Small Cap Growth	3,011,000	4,430,000	1,706,000
Small Cap Value	23,000	3,000	—
Technology	9,000	—	—
Value Opportunities	1,423,000	311,000	235,000
Money Market	734,000	591,000	541,000
Core Fixed Income	285,000	239,000	307,000
Flexible Income	13,000	—	—
High Yield Bond	1,845,000	1,544,000	1,553,000
Short Term Bond	283,000	322,000	232,000
Total Return Bond	421,000	408,000	470,000
Asia Pacific Equities	106,000	190,000	143,000
Emerging Markets Equities	326,000	570,000	212,000
Emerging Markets Income	416,000	782,000	464,000
European Equities	273,000	528,000	593,000
Japanese Equities	129,000	392,000	371,000
Select International Equities	355,000	—	—

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of directors who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto the Fund’s shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class. In addition, the administrative services fee applicable the Advisor Class Shares will be allocated to that class.

The Advisory and Sub-Advisory Agreements were approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not “interested persons” of the Corporation or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory and Sub-Advisory Agreements may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. The Advisory and Sub-Advisory Agreements terminate automatically in the event of their assignment.

In determining whether to approve the Advisory and Sub-Advisory Agreements the Board of Directors, including the Independent Directors considered various materials provided by the Adviser including information relating to comparative advisory fees, expenses and performance data of the Funds and the Independent Directors were advised by independent legal counsel with respect to these matters. In particular, the Board of Directors considered the nature, quality and services provided by the Adviser and Sub-Adviser, the Adviser’s and Sub-Adviser’s personnel, the Funds’ long-term performance records compared to other similar mutual funds, the Funds’ lower overall expense ratios compared to similar mutual funds and the profitability of the Adviser derived from its relationship with the Funds. The Board of Directors also considered the rankings given the Funds by third party ranking entities. In addition, in approving the Advisory and Sub-Advisory Agreements, the Board of Directors considered that the Adviser agreed to reduce its investment advisory fee or to pay the ordinary operating expenses of each Fund to the extent necessary to limit the Fund’s ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as calculated by Lipper Inc.

The Independent Directors met separately with their independent legal counsel to consider the foregoing factors in light of the advice provided by their independent legal counsel with respect to the law applicable to the review of investment advisory agreements. Following their separate meeting, the entire Board of Directors, including the Independent Directors, approved the continuance of the Advisory and Sub-Advisory Agreements for another year.

The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Advisory and Sub-Advisory Agreements also provides that the Adviser shall not be liable to the Corporation for any actions or omissions if they acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services (“Distributor”) serves as the nonexclusive distributor of each class of the Company’s shares pursuant to an Amended and Restated Distribution Agreement (“Distribution Agreement”) with the Corporation which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Corporation’s Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor.

The Corporation offers three classes of shares: Institutional Class or Class I shares, Investor Class or Class N shares and Advisor Class or Class K shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor and other financial intermediaries. Advisor Class shares of certain Funds may be offered through institutional channels such as retirement plans and financial intermediaries.

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (“ Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Corporation also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) with respect to the Class N and Advisor Class shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N or Advisor Class shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N or Advisor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N or Advisor Class, and by vote of a majority of both

(i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Corporation’s Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of August 31, 2002:

Class I

Aggressive Growth Equities Fund

BNY Clearing Services LLC
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI 53202
(11.52%)

Northern Trust Cust.
Westlake Health Foundation
P.O. Box 92956
Chicago, IL 60675
(8.10%)

Convertible Securities Fund

Maine State Retirement System
State Office Building
Augusta, ME 04333
(36.08%)

City of Tallahassee
City Hall
Tallahassee, FL 32301
(12.86%)

Buck Foundation
666 Camino Aguajito
Monterey, CA 93940
(8.41%)

Kresge Foundation
3215 W. Big Beaver Rd.
Troy, MI 48084
(8.34%)

Earnings Momentum Fund

Mercantile - Safe Deposit & Trust Co. Cust.
United Jewish Communities Inc.
111 Eighth Avenue
New York, NY 10011
(84.46%)

Whitney Museum of American Art
945 Madison Avenue
New York, NY 10021
(12.36%)

Large Cap Growth Fund

Carpenters Health & Welfare Trust
533 S. Fremont Ave.
Los Angeles, CA 90071
(70.64%)

TCW Capital Investment Corporation
865 S. Figueroa St.
Los Angeles, CA 90017
(7.48%)

Rosenblatt Family Trust
706 Park Ln.
Montecito, CA 93108
(6.16%)

Large Cap Value Fund

Charles Schwab & Co. Inc. Reinvest. Account
101 Montgomery St.
San Francisco, CA 94104
(17.25%)

Salk Institute
P.O. Box 85800
San Diego, CA 92186
(15.69%)

Carol Barnett Charitable Remainder Trust
5815 Live Oak Rd.
Lakeland, FL 33813
(14.16%)

Bost & Co. WBHF 7000352
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230
(10.85%)

Mac & Co. RHFF 0406002
P.O. Box 3198
Pittsburgh, PA 15230
(6.94%)

Opportunity Fund

Reliastar Life Insurance Co. of NY
20 Washington Avenue South
Minneapolis, MN 55401
(53.12%)

Valic Trust Company Trustee
City of Boulder Fire & Police Money Purchase Plan
2929 Allen Parkway
Houston, TX 77019
(24.48%)

Charles Schwab & Co. Inc. Reinvest. Account
101 Montgomery St.
San Francisco, CA 94104
(8.70%)

Select Equities Fund

Charles Schwab & Co. Inc. Reinvest. Account
101 Montgomery St.
San Francisco, CA 94104
(26.58%)

Fidelity Investments Institutional Operations Cust.
100 Magellan Parkway
Covington, KY 41015
(7.68%)

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients
4800 Deer Lake Drive East
Jacksonville, FL 32246
(5.76%)

Small Cap Growth Fund

University of Tennessee
Office of the Treasurer
Knoxville, TN 37996
(9.48%)

Soka University of America
1 University Drive
Aliso Viejo, CA 92656
(5.80%)

Distributor’s Association Pension Trust
2200 Powell St.
Emeryville, CA 94608
(5.35%)

Mitra & Co.
1000 N. Water St.
Milwaukee, WI 53202
(5.01%)

Small Cap Value Fund

Firstar Trust Operations
P.O. Box 1787
Milwaukee, WI 53201
(25.35%)

JP Morgan/Chase Custodian
The Animal Medical Center
4 New York Plaza
New York, NY 10004
(17.90%)

Tahltan and Company
735 N. Water St.
Milwaukee, WI 53202
(9.58%)

Fidelity Investments Institutional Operations Cust.
100 Magellan Way
Covington, KY 41015
(6.01%)

Klitsner Family & Co.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
(5.73%)

Value Opportunities Fund

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(10.79%)

Vanguard Fiduciary Trust Company FBO
BASF Corporation Employee Savings Plan
P.O. Box 2600
Valley Forge, PA 19482
(7.69%)

Fidelity Investments Institutional Operations Custodian
100 Magellan Way
Covington, KY 41015
(7.13%)

Core Fixed Income Fund

Cedars Sinai Medical Center
8700 Beverly Blvd.
Los Angeles, CA 90048
(12.26%)

Fleet National Bank Trustee
Master Pension Trust of Philadelphia Suburban Corp.
P. O. Box 1280
Portland, ME 04104
(9.50%)

The Christ Child Society of Washington D.C.
5101 Wisconsin Avenue N.W.
Washington, D.C. 20016
(5.72%)

Banker Family Trust
10375 Wilshire Blvd.
Los Angeles, CA 90024
(5.29%)

High Yield Bond Fund

Maine State Retirement System
State Office Building
Augusta, ME 04333
(37.05%)

City of Tallahassee
City Hall
Tallahassee, FL 32301
(10.83%)

First Insurance Company of Hawaii
c/o Conning Asset Management Co.
700 Market St.
St. Louis, MO 63101
(6.33%)

Money Market Fund

Saxon & Co.
P. O. Box 7780-1888
Philadelphia, PA 19182
(14.86%)

SG Cowen Omnibus Account
Financial Square
New York, NY 10005
(11.48%)

Mac & Co. CHQF 2005042
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, PA 15230
(9.80%)

Bost & Co. WBHF 7000352
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, PA 15230
(9.48%)

CB Richard Ellis Investors Strategic Partners II
865 S. Figueroa St.
Los Angeles, CA 90017
(8.55%)

The TCW Group, Inc.
865 S. Figueroa St.
Los Angeles, CA 90017
(6.63%)

Short Term Bond Fund

Doheny Eye Institute
1450 San Pablo St.
Los Angeles, CA 90033
(7.35%)

Mullin Consulting
644 S. Figueroa St.
Los Angeles, CA 90017
(6.10%)

Danso Trust
P.O. Box 93997
Los Angeles, CA 90093
(5.60%)

Total Return Bond Fund

Mac & Co. FSPF 8631262
P.O. Box 3198
Pittsburgh, PA 15230
(19.20%)

Bost & Co. CWCF 0012002
P.O. Box 3198
Pittsburgh, PA 15230
(16.14%)

Mac & Co. GEKF 1000092
P.O. Box 3198
Pittsburgh, PA 15230
(12.83%)

Mac & Co. GCIF 2000092
P.O. Box 3198
Pittsburgh, PA 15230
(6.62%)

Cedars Sinai Medical Center
8700 Beverly Blvd.
Los Angeles, CA 90048
(5.93%)

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(5.60%)

Asia Pacific Equities Fund

Northern Trust Co. Custodian
Sobrato Development Co.
P.O. Box 92956
Chicago, IL 60675
(85.95%)

Emerging Markets Equities Fund

Worcester Polytechnic Institute
100 Institute Rd.
Worcester, MA 01609
(28.99%)

Salk Institute
P.O. Box 85800
San Diego, CA 92186
(28.36%)

Keybank NA Trustee Health System Retirement Plan
P.O. Box 94871
Cleveland, OH 44101
(15.92%)

Fleet National Bank Custodian
University of Massachusetts
P.O. Box 92800
Rochester, NY 14692
(8.81%)

Emerging Markets Income Fund

Maine State Retirement System
State Office Building
Augusta, ME 04333
(43.24%)

University of Pittsburgh
2409 Cathedral of Learning
Pittsburgh, PA 15260
(11.14%)

City of Tallahassee
City Hall
Tallahassee, FL 32301
(10.70%)

Kresge Foundation
3215 W. Big Beaver Rd.
Troy, MI 48084
(7.57%)

Reliant Energy Incorporated
1111 Louisiana St.
Houston, TX 77002
(5.98%)

Hook Investments LLC
5810 Skelly Dr.
Tulsa, OK 74135
(5.02%)

European Equities Fund

Northern Trust Co. Custodian
Modern Woodmen of America
P.O. Box 92956
Chicago, IL 60675
(74.07%)

Morley Group Inc.
2901 28th St.
Santa Monica, CA 90405
(10.25%)

Japanese Equities Fund

TCW Capital Investment Corporation
865 S. Figueroa St.
Los Angeles, CA 90017
(96.89%)

Select International Equities Fund

Salk Institute
P.O. Box 85800
San Diego, CA 92186
(40.03%)

First Insurance Company of Hawaii
c/o Conning Asset Management Co.
200 Market St.
St. Louis, MO 63101
(25.41%)

Buck Foundation
666 Camino Aguajito
Monterey, CA 93940
(12.70%)

Northern Trust Co. Custodian
McCarthy Trust
P.O. Box 92956
Chicago, IL 60675
(9.08%)

Class N

Aggressive Growth Equities Fund

Fidelity Investments Institutional Operations Custodian
100 Magellan Way
Covington, KY 41015
(65.10%)

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(14.36%)

Flexible Income Fund

The TCW Group, Inc.
865 S. Figueroa Street
Los Angeles, CA 90017
(66.65%)

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(33.35%)

Focused Large Cap Value Fund

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(100%)

Growth Insights Fund

Brian and Mary Beitner
c/o Trust Company of the West
865 S. Figueroa Street
Los Angeles, CA 90017
(35.00%)

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(34.35%)

TCW Profit Sharing & Savings Plan
865 S. Figueroa Street
Los Angeles, CA 90017
(21.73%)

Beatrice B. Trust
c/o Trust Company of the West
865 S. Figueroa Street
Los Angeles, CA 90017
(8.47%)

Health Sciences Fund

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(100%)

Large Cap Growth

National Financial Services Corp. FBO Customers
200 Liberty Street
New York, NY 10281
(33.43%)

Suntrust Bank Trustee
Dean Mead Egerton Bloodworth Capouano Bozworth PA Profit Sharing Plan
8515 E. Orchard Rd.
Englewood, CO 80111
(24.76%)

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(15.45%)

D. Jane Rush
P.O. Box 864
Kingsland, TX 78639
(6.47%)

Large Cap Value

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(93.87%)

Select Equities Fund

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(32.21%)

National Financial Services Corp. FBO Customers
200 Liberty St.
New York, NY 10281
(18.25%)

Fidelity Investments Institution Operations Custodian
100 Magellan Way
Covington, KY 41015
(6.21%)

Prudential Securities Inc. FBO Clients
1 New York Plaza
New York, NY 10292
(5.41%)

Small Cap Growth Fund

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients
4800 Deer Lake Drive East
Jacksonville, FL 32246
(28.80%)

Fidelity Investments Institutional Operations Custodian
100 Magellan Way
Covington, KY 41015
(24.00%)

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(22.96%)

Prudential Securities Inc. FBO Clients
1 New York Plaza
New York, NY 10291
(8.13%)

Technology Fund

Douglas S. Foreman & Terri Foreman
c/o Trust Company of the West
865 S. Figueroa St.
Los Angeles, CA 90017
(65.74%)

TCW Capital Investment Management Corporation
865 S. Figueroa St.
Los Angeles, CA 90017
(15.53%)

United California Bank Custodian
Ellison Rollover IRA
P.O. Box 60078
Los Angeles, CA 90060
(6.18%)

Small Cap Value Fund

TCW Capital Investment Corporation
865 S. Figueroa St.
Los Angeles, CA 90017
(100%)

Value Opportunities Fund

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(34.19%)

National Financial Services Corp. FBO Customers
200 Liberty St.
New York, NY 10281
(19.82%)

Prudential Securities Inc. FBO Clients
1 New York Plaza
New York, NY 10292
(11.80%)

National Investor Services Corp. FBO Customers
55 Water St.
New York, NY 10041
(5.48%)

Core Fixed Income Fund

The TCW Group, Inc.
865 S. Figueroa Street
Los Angeles, CA 90017
(95.93%)

High Yield Bond Fund

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(72.40%)

National Financial Services Corp. FBO Customers
200 Liberty St.
New York, NY 10281
(14.72%)

National Investor Services Corp. FBO Customers
55 Water St.
New York, NY 10041
(8.03%)
Total Return Bond Fund

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
(35.88%)

National Financial Services Corp. FBO Customers
200 Liberty St.
New York, NY 10281
(29.79%)

The TCW Group Inc.
865 S. Figueroa St.
Los Angeles, CA 90017
(14.24%)

European Equities Fund

Charles Schwab & Co. Inc. Reinvest Account
101 Montgomery St.
San Francisco, CA 94101
(37.19%)

Gerard & Roberta Davis
391 Round Hill Rd.
Greenwich, CT 06831
(32.75%)

NFSC FBO Dana Reed IRA
10757 Banner Mine Way
Nevada City, CA 95959
(6.46%)

Class K (Advisor Class)

Select Equities Fund

TCW Capital Investment Corporation
865 S. Figueroa Street
Los Angeles, CA 90017
(100%)

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company (“Administrator”) serves as the administrator of the Corporation pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Corporation’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Corporation; and preparing the Corporation’s Form N-SAR. The Administrator receives an administration and fund accounting fee based on the assets of the Corporation as follows: 0.0700% of the first $3.0 billion in assets; 0.0300% of the next $3.0 billion in assets; and 0.0200% thereafter.

CODE OF ETHICS

The Adviser is subject to the Code of Ethics with respect to investment transactions in which the Adviser’s officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day “black out period” prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Corporation will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund’s shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Corporation. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemption’s of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value”, above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder’s state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See “Distributions and Taxes” below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Corporation reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Corporation.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, provided such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Such distributions (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund’s prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 31% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 31% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

INVESTMENT RESULTS

From time to time, the Corporation may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

Each Fund’s total return may be calculated on an “average annual total return” basis, and may also be calculated on an “aggregate total return” basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)n=ERV

Where:

P  =    hypothetical initial payment of $1,000
T  =    average annual total return
n  =    number of years
ERV  Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return [ ( ERV ) - 1 ]
          P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund’s net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

In addition, the Corporation may quote its after tax total return.

After-Tax Pre Liquidation Calculations

•	To calculate Total Return

TR	=	{	EMV BMV	}	–	1

•	To calculate the Ending Market Value

EMV	=	{	BMV BNAV	+	SRS}	* ENAV

BMV	=	$1,000

BS	=	BMV BNAV

•	To calculate Reinvested Shares

RS	=	PTDD EXNAV (or RP)

PTDD = S ALL TTDD

TTDD = (BS * TTDPS) * (1–Tax Rate)
Repeat this calculation for the following applicable tax types: OI, ST, MT, LT, ROC, Non Tax.

For OI tax type, apply the following calculation to include benefit of FTC

(BS*OIDPS)–[(((BS*OIDPS)+(BS*FTC per share))*
OI Tax Rate)–(BS*FTC per share)]

* Apply the applicable tax rate in the year that the distribution event occurred.

Where:

TR                =    total return

EMV            =    ending market value

BMV            =    beginning market value

BNAV          =    beginning NAV

ENAV           =    ending NAV

RS                =    reinvested shares

RSn              =    reinvested shares per event

BS                =    beginning shares

DPS              =    distribution per share

DD                =    distribution dollars

EXNAV        =    ex date NAV

RP                 =    reinvest price

PTDD            =    post tax distribution

TTDD            =    tax type distribution dollars

TTDPS           =    tax type distribution per share

n                     =    length of time in years

ST                   =    short term

MT                 =    mid term

LT                  =    long term

ROC               =    return on capital

OI                   =    ordinary income

FTC                =    foreign tax credit

After-Tax Post Liquidation Calculations

The Post Liquidation Calculation is essentially the After-Tax Pre Liquidation Calculation that reflects the additional tax liability of the shareholder selling all of their shares at the end of the performance period. After-Tax Liquidation Returns reflect the impact of capital gains or losses associated with redemption of the shares.

A Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in publishing information about the Corporation’s shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Corporation was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Funds offer three classes of shares: Institutional (or Class I) shares, Investor (or Class N) shares and the Advisor (or Class K) shares. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, ncome and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. The Advisor Class shares are offered at current net asset value but are also subject to distribution or service fees imposed under the Distribution Plan and an administrative fee. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Corporation may form in the future on all matters affecting the Corporation, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent for the Company. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Corporation. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 101 Barclay Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462

LEGAL COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The audited financial statements for the period ended October 31, 2001, including the financial highlights, appearing in the Corporation’s Annual Report to shareholders are incorporated by reference and made a part of this document. In addition, the audited financial statements for the Diversified Value Fund, the Opportunity Fund and the Income + Growth Fund for the period ended November 30, 2001, including the financial highlights, appearing in the Annual Report to shareholders of the Cowen Series Fund, SG Cowen Funds, Inc. and the SG Cowen Income + Growth Fund, Inc. respectively are incorporated by reference and made a part of this document.

APPENDIX A

Description of S&P and Moody’s Ratings

S&P

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

A-1

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s

Aaa—Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-2

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-3